                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                OCTOBER 12, 2001
                      (Date of the earliest event reported)



                                 DSI TOYS, INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


             TEXAS                           0-22545                        74-1673513
(State or other jurisdiction of      (Commission File Number)   (IRS Employer Identification Number)
 incorporation or organization)


    1100 WEST SAM HOUSTON PARKWAY NORTH HOUSTON, TEXAS               77043
  ----------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)



                                 (713) 365-9900
                                 --------------
               (Registrants telephone number, including area code)

ITEM 5.     OTHER EVENTS

     On October 12, 2001, DSI Toys, Inc. (the "Company") received the resignation of Michael J. Lyden from his position as President and Chief Executive Officer, and member of the Company's Board of Directors.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, this 24th day of October, 2001.


                                         DSI TOYS, INC.



                                         By:    /s/ ROBERT L. WEISGARBER
                                             ---------------------------------
                                                Robert L. Weisgarber
                                                CHIEF FINANCIAL OFFICER